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                                                                   EXHIBIT 10.16
                           PURCHASE AND SALE AGREEMENT

         This Purchase and Sale Agreement (referred to herein as the "Agreement") is between HENRY HOLDING LP, a Texas limited partnership whose address is 3525 Andrews Highway, Midland, TX 79703, (collectively referred to herein as the "Seller") and LEGACY RESERVES OPERATING LP, a Delaware limited partnership whose address is 303 West Wall Street, Suite 1600, Midland, Texas 79701, (referred to herein as the "Buyer") is made and entered this 13th day of June 2006, to be effective for all intents and purposes as of the Effective Time designated herein.

         Seller and Buyer for and in consideration of the mutual promises and covenants under this Agreement, the benefits to be derived by each party, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

                                    ARTICLE 1
                                    RECITALS

         Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, certain oil and gas properties and related assets on the terms and conditions set forth in this Agreement.

         Seller and Buyer for and in consideration of the mutual promises and covenants under this Agreement, the benefits to be derived by each party, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

                                    ARTICLE 2
                                PURCHASE AND SALE

2.1 Purchase and Sale. Seller agrees to sell and convey all of its right, title and interest in and to the Property or Properties (as defined in Article 2.2) and Buyer agrees to purchase the Property or Properties (as defined in Article 2.2), subject to the terms and conditions of this Agreement.

2.2 Properties Defined. The undivided interest described as follows and on Exhibit "A" (hereafter called the "Property or Properties"):

     (a) Leases, Lands, Wells and Pooling and Unitization Agreements. All of Seller's right, title, and interest of whatever nature in all leasehold and other interests in; (i) the oil, gas and mineral leases described on Exhibit "A" (the "Leases"), insofar and only insofar as said Leases include and pertain to and cover the lands and depths as specifically described herein on Exhibit "A" (the "Lands"); (ii) the oil and gas wells located on the Leases or on Lands pooled or unitized therewith (the "Wells"); and (iii) the units, pooled acreage, spacing or proration units or other allocation of acreage applicable to the Wells established by or in accordance with the applicable state, federal or local law;

     (b) Production. Hydrocarbons produced from or allocable to the Wells, and all proceeds of production subsequent to the Effective Time (as defined in Article 2.3);

     (c) Equipment. Personal property, equipment, fixtures, and improvements appurtenant to or located on the Leases or the Lands, or used or in connection with the ownership or operation of the Properties, and

     (d) Easements, Contracts, Land Files and Records. (i) appurtenances, surface leases, easements, permits, licenses, servitudes and rights-of-way; (ii) all leases, farmout agreements, unitization agreements, pooling agreements, unit declarations, division orders, transfer orders, joint interest billings, accounting, production payment/payout records, operating contracts and any other agreements and instruments, (iii) lease files, land files, well files, lease operating statements for the period covering 2003 through April 30, 2006, title opinions and reports and other records used in connection with the ownership of the Properties.

2.3 Effective Time. The transfer of the Properties shall occur at Closing, which is defined in Article 7.1, effective as of 12:01 a.m., local time, May 1, 2006, (the "Effective Time") on the Properties as described herein.


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2.4 Allocation of Revenues and Operating Expenses

     Oil in Storage All oil in storage at the Effective Time, including working inventory, belongs to Seller.

     "Oil in Storage" for purposes of this Agreement, will mean all oil in storage above the outlet flange in tanks as of the Effective Time and shall not include oil in the system downstream of the wellhead at the Effective Time, or oil below the outlet flange in stock tanks or in wash tanks, heater treaters, flowlines, and pipelines.

     Oil inventories will be valued based on the realized price received by Seller for oil sales, from the Properties on the Effective Date.


                                    ARTICLE 3
                                 PURCHASE PRICE


3.1  Purchase Price.

     (a) Amount. The Purchase Price of the Properties shall be a consideration equal to fourteen million dollars ($14,000,000.00) cash consideration and a minimum of one hundred thirty-eight thousand (138,000) Legacy Reserves LP ("Legacy") units. (Subject to adjustment only as hereinafter provided). There shall be a "Registration Rights Agreement" substantially in the form of that attached hereto as Exhibit "C", as amended and discussed by attorneys for Cotton, Bledsoe, Tighe and Dawson and Andrews Kurth LLP as it relates to the Legacy units.

     (b) All cash amounts required under this Article 3 to be paid by Buyer to Seller shall be made by wire transfer of immediately available funds to an account(s) designated by Seller which designation shall be made no later than two (2) business days prior to the date said payment is due. These amounts are subject to further adjustment after the Closing as provided in this Agreement. Seller may delay or refuse to proceed with the Closing should Buyer refuse or fail to comply with payment provisions as set forth by Seller. This right on the part of Seller is in addition to all other rights and remedies Seller may have under this Agreement, at law, or in equity.

     (c) Buyer and Seller hereby agree that Seller, in lieu of the sale of the Properties to Buyer for the cash consideration provided herein, shall have the right at any time prior to the Closing to assign all or a portion of its rights under this Agreement to a qualified intermediary, in order to accomplish the transaction in a manner that will comply, either in whole or in part with the requirements of a like kind exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended. In the event Seller does assign its rights under this Agreement pursuant to this Article 3.1(c), Seller agrees to notify Buyer in writing of such assignment not less than seven (7) days before Closing. If Seller assigns its rights under this Agreement, Buyer (i) consents to Seller's assignment of its rights in this Agreement, and (ii) deposit the Purchase Price with the qualified escrow or qualified trust account at the Closing.

     (d) Buyer has deposited with Seller, and Seller acknowledges receipt of, a performance deposit in the amount of eight hundred fifty thousand dollars ($850,000.00) (the "Deposit"), which amount shall be held by Seller and distributed as follows:

          (i) if this Agreement is terminated by mutual consent of the parties as provided in Article 8.1, the Deposit shall be returned by Seller to Buyer, with interest at a rate of three percent (3%) per annum;

          (ii) if this Agreement is terminated by either party pursuant to the termination right provided in Article 8.1 and at such time all of Buyer's conditions to Closing as set forth in Article 7.3 have not been satisfied (and such failure is not due to a breach


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               by Buyer of its obligations hereunder), the Deposit shall be returned by Seller to Buyer with interest at a rate of three percent (3%) per annum;

          (iii) if this Agreement is terminated by either party pursuant to the termination right provided in Article 8.1 and at such time all of Buyer's conditions to Closing as set forth in Article 7.3 have been satisfied, the Deposit and accrued interest, at a rate of three percent (3%) per annum, thereon shall be retained by Seller, and

          (iv) if Closing occurs, Seller shall apply the Deposit towards the Purchase Price. The performance deposit is not an earnest money deposit and if retained by Seller, will be treated as liquidated damages. The forfeiture of the performance deposit as provided in this Agreement will be the sole remedy of Seller, in lieu of any other, the rights and remedies Seller may have under law or in equity for Buyer's failure to perform as provided in this Agreement.

     (e) At Closing, Buyer shall pay to Seller the total Purchase Price set forth in Article 3.1(a) and deliver evidence of ownership of one hundred thirty-eight thousand (138,000) Legacy Units, less an amount equal to the deposit set forth in Article 3.1(d) and less any adjustments as set forth in Article 4.6(b), plus that amount owing to Seller under the provisions of Article 6.4.


                                    ARTICLE 4
                              TITLE & ENVIRONMENTAL


4.1 General Access. Immediately upon execution of this Agreement and prior to Closing, Seller will provide Buyer, at Buyer's sole risk, cost and expense, access to the files, records, contracts, correspondence, maps, data, reports, plats, title opinions and title reports and other documents of Seller pertaining to the Properties for purposes of determining the existence of any Title Defects.

4.2 Seller's Title. Seller hereby warrants and represents by through and under Seller, but not otherwise, to Buyer that Seller's title to the Properties as of the Effective Time is (and as of the Closing will be) free of "Title Defects", as defined below. The term "Title Defect" as read herein

4.3 Title Defect. The term "Title Defect" as used herein shall mean any encumbrance, encroachment, irregularity, defect in or objection to Seller's title to the Properties (except Permitted Encumbrances) that alone or in combination with other defects renders Seller's title to the Properties less than Defensible Title, as defined in Article 5.1(d) below, including; (i) liens securing unpaid indebtedness or taxes; (ii) preferential rights, consents to assignment and similar provisions of the type commonly encountered in the oil and gas industry; (iii) matters indicating that Buyer, or Buyer's successor could not successfully defend against a claim by any person or entity that a defect exists as to any Property; (iv) differences between the net revenue interest or the working interest as set out on Exhibit "A", and the net revenue interest and working interest determined by Buyer pursuant to its review of title; (v) obligations to deliver production at a future date without payment for the production; and/or (vi) a default by Seller under some material provision of a lease, farmout agreement or agreement affecting any Property.

4.4 Permitted Encumbrances. "Permitted Encumbrances" shall mean: (i) minor defects in title which do not require the payment of money and otherwise do not have a material adverse effect on the value or operation of the Properties; (ii) liens for labor, services, materials or supplies furnished to the Properties which are not delinquent and which will be paid or discharged in the ordinary course of business; (iii) liens for taxes or assessments not yet due and not delinquent; (iv) Lessor's royalties, overriding royalties, division orders and similar burdens if the net cumulative effect of such burdens does not operate to reduce the net revenue interest in any of the Properties stipulated on Exhibit "A" attached hereto by more than five tenths of one percent (0.5%); and (v) production sale contracts, so long as the prices payable under the contracts are representative of general arms length market prices being paid for similar production in the area, unitization and pooling declarations and agreements and any operating agreements, insofar as such contracts and agreements do not operate to increase the working interest or decrease the net revenue interest of Buyer from that stipulated on Exhibit "A" attached hereto; (vi) preferential rights to purchase and required third party consents to assignments and similar agreements with respect to which, prior to Closing, (A) waivers or consents are obtained from the appropriate parties, (B) the appropriate time period for asserting such rights has expired without an exercise of such rights, or (C) with respect to consent, failure to obtain consent does not affect the validity of an assignment to Buyer; (vii) all rights to consent


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by, required notices to, filings with, or other actions by Governmental Bodies in connection with the sale or conveyance of oil and gas leases or interests therein if the same are customarily obtained subsequent to such sale or conveyance; (viii) rights reserved to or vested in any municipality or governmental, statutory, or public authority to control or regulate any of the Properties in any manner, and all applicable laws, rules and orders of any governmental authority; (ix) such Title Defects as Buyer shall have waived; and
(x) liens released at Closing.

4.5 Notice of Title Defects and Environmental Defects. Buyer shall give Seller notice of any Title Defects and Environmental Defects as soon as practicable. The notice shall:

     (a)  be in writing;

     (b) describe in sufficient detail the nature of Title Defect and/or Environmental Defects and include appropriate evidence to substantiate the Title Defect and/or Environmental Defect;

     (c) describe the steps and actions (in reasonable detail) which are necessary in Buyer's opinion for the curing of identified Title Defects and recommended options for handling Environmental Defects;

     (d) be delivered to Seller as soon as possible, but in no event later than three (3) business days prior to the Closing.

Buyer shall be deemed to have waived all Title Defects and Environmental Defects of which Seller has not been given such notice.

4.6 Remedies for Title Defects. Seller shall have two (2) business days after receipt of Buyer's notification as to a specific Title Defect in which to provide Buyer written evidence that the subject Title Defect has been either cured or removed. Should Seller fail or be unable to provide evidence of Title Defect curative or removal then Buyer may at its option:

     (a)  waive such Title Defect; or

     (b) (i) terminate this Agreement without further liability hereunder, if Buyer has, in good faith, determined that a Title Defect individually (or Title Defects in the aggregate) will materially and adversely reduce the net value of the Properties affected by an amount equal to or greater than six hundred thousand dollars ($600,000.00); or (ii) agree with Seller to a mutually agreeable adjustment to the Purchase Price, or (iii) take such other action as may be mutually agreed by the parties hereto.

     Should Seller be unable to provide evidence of Title Defect curative or desire to not make adjustment to the Purchase Price and it is determined by Seller that such Title Defect will materially and adversely reduce the net value of the Properties affected by an amount equal to or greater than $500,000.00, Seller may terminate this Agreement.

     If Buyer notifies Seller of a Title Defect, as provided for in Article 4.5, which Buyer desires to have cured, Seller agrees to cooperate with Buyer prior to the Closing in endeavoring to cure any such defects (but Seller shall have no obligation shall not include the obligation to pay money or to undertake any legal obligation). Buyer agrees to bear the cost of examining the title data furnished by Sellera as curative hereunder, if any, or obtained by Buyer.

4.7 Environmental Defects. Buyer is aware that the interests and property have been used for exploration, development, and production of oil and gas and that there may be petroleum, produced water, wastes, or other materials located on or under the Property or associated with the interests. Equipment and sites included in the interests or property may contain asbestos, hazardous substances, or NORM. Not withstanding anything to the contrary in this Agreement (including, without limitation, the provisions of Article 5.6 hereof), (a) this
Article 4.7 and Article 5.5 contains all representations and warranties with regard to any Environmental Laws (as hereinafter defined) and, except as expressly set forth in this Article 4.7 Article 5.5, SELLER EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING OR IN ANY WAY RELATING TO OBLIGATIONS OR LIABILITIES UNDER ANY ENVIRONMENTAL LAWS OR THE ENVIRONMENTAL


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CONDITION OF THE PROPERTIES, and (b) it makes no representation or warranty of any kind whatsoever regarding the presence or absence of any naturally occurring radioactive materials ("NORMs") on or near any of the Properties, and Buyer shall not be entitled to any adjustment to the Purchase Price or any other remedy or settlement of any kind whatsoever except as provided for in this
Article 4.7, and it shall have no obligation or liability of any kind whatsoever to Buyer or any of its successors or assigns, with respect to any NORMs. To the best of Seller's knowledge, (i) neither the Properties nor the operation thereof are in violation of any Environmental Laws in any material respect and (ii) it has not received any notice from any Governmental Authority (as hereinafter defined) of any violation of any Environmental Laws. For purposes of this Agreement, the term "Environmental Laws" shall mean, as to any given Property, all laws, statutes, ordinances, rules and regulations of any Governmental Authority pertaining to protection of the environment in effect as of the Effective Time and as interpreted by court decisions or administrative orders as of the Effective Time in the jurisdiction in which such Property is located. For purposes of this Article 4.7 the term "Governmental Authority" shall mean, as to any given Property, the United States and the state, county, parish, city and political subdivisions in which such Property is located and which exercises jurisdiction over such Property, and any agency, department, board or other instrumentality thereof that exercises jurisdiction over such Property.

When elected operator or upon Closing, Buyer will assume all liability for the assessment, remediation, removal, transportation, and disposal of wastes, asbestos, hazardous substances, and NORM from the interests and property and associated activities and will conduct these activities in accordance with all applicable laws and regulations, including the Environmental Laws.

Buyer will have until twelve (12) days after the Execution Date of this Agreement or five (5) days before the Closing Date, whichever is earlier, to notify Seller of any material adverse environmental condition associated with the Property that Buyer finds unacceptable and that has an estimated cost net to the Property greater than $250,000.00 and is documented by third party evidence of said condition for which remediation is required under any Environmental Law. Upon Seller's receipt of such notification, Seller will have until two (2) days before the Closing Date in which to either:

     (a) proceed with Closing and account for said costs for the remediation of the condition contained in Buyer's notification as a normal Unit operating expense item in the Post Closing Adjustment, or

     (b)  terminate this Agreement.

     Seller may, at Seller's option, delay Closing, if necessary, to remedy the Environmental Matter.

     Should Seller elect to remedy the condition set forth in Article 4.7 (a) above, Seller shall remain as operator of the Property and continue remediation of the condition until the first of the following occur:

     (I) the appropriate governmental authorities provide written notice to Seller or Buyer that no further remediation of the condition is required to comply with the applicable Environmental Laws; or

     (II) An independent third party determines that the condition has been remediated to the level required by the Environmental Laws or as mutually agreed to by Buyer and Seller.

     Upon the occurrence of either (I) or (II) above, Seller will notify Buyer that remediation of the condition is complete and provide a copy of the notification provided in (I) above, if applicable. Upon delivery of Seller's notice, Seller will be released from all liability and have no further obligations under Article 4.7 and Article 5.5 of this Agreement.

     Buyer, for that period of time for which Buyer is operator of the Properties, Buyer will store, handle, transport, and dispose of or discharge all materials, substances, and wastes from the interests and property (including produced water, drilling fluids, NORM, and other wastes), whether present before or after the Effective Time, in accordance with applicable local, state, and federal laws and regulations. Buyer will keep records of the types, amounts, and location of materials, substances, and wastes that are transported, handled, discharged, released, or disposed of onsite and offsite.

     Notwithstanding any other provision within this Article 4.7, Buyer shall have the right to waive all such Environmental Matters and proceed with Closing.


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                                    ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES

5.1 Seller's Representations and Warranties. Seller represents and warrants to Buyer as follows:

     (a) Description and Title. Seller represents and warrants that Exhibit "A" sets forth a true, complete and legally sufficient description of the Properties. It is understood that pursuant to this Agreement, Seller warrants title to the Properties as set forth on Exhibit "A" by, through and under Seller only, but not otherwise.

     (b) Organization, Standing and Power. Seller is validly existing and in good standing under the laws of the States of Texas and New Mexico and has all requisite powers and authority to own, lease, operate, sell and convey the Properties and to carry on its business as is now being conducted.

     (c) Authority and Enforceability. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary action on the part of Seller. This Agreement is the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. Neither the execution and delivery by Seller of this Agreement nor the consummation of the transactions contemplated hereby nor the compliance by Seller with any of the provisions hereof will conflict with or result in a breach of any provision of Seller's organization documents or by-laws. The execution and delivery hereof by Seller does not, and the fulfillment and compliance with the terms and conditions hereof, and the consummation of the transactions contemplated hereby, will not result in the creation or imposition of any lien, charge or other encumbrance on the Properties.

     (d) Seller's Title to Properties. Seller has Defensible Title to the Properties. The term "Defensible Title" shall mean in the case of the leasehold interests listed on Exhibit "A", such right, title and interest (owned beneficially or of record) that, except for Permitted
          Encumbrances:

          (i) is free from reasonable doubt that a prudent person engaged in the business of purchasing and owning, developing and operating producing oil and gas properties with knowledge of all of the facts and their legal effect would be willing to accept the title;

          (ii) entitles Seller to receive not less than the interest set forth in Exhibit "A" as the net revenue interest with respect to all of the oil, gas, and hydrocarbon minerals produced, saved and marketed from each unit or well, as the case may be, that relates to Seller's producing interval in the lands and depths included within each property identified in Exhibit "A";

          (iii) obligates Seller to pay costs and expenses relating to the operations on and the maintenance and development of each unit or well, as the case may be, that relates to Seller's producing interval in the lands and depths included within each property, in an amount not greater than the working interest set forth in Exhibit "A";

          (iv) is free and clear of any mortgages, pledges, deeds of trust, hypothecations and production payments;

          provided, however, that with respect to clauses (ii) and (iii) above Seller's title shall nevertheless be deemed to constitute "Defensible Title" if (a) the difference between Seller's actual interest and the interest set forth in Exhibit "A" for each unit or well included within an individual property is proportionately reduced by 0.5% or less than the interest set forth in Exhibit "A" (by way of example, and without limiting the generality of the foregoing, if the net revenue interest shown on Exhibit "A" for each unit or well included within a property is 13.11%, Seller shall have Defensible Title to such leasehold interest if it is entitled to receive not less than 13.04445% of all oil and gas produced from such property) or (ii) the value of any difference between Seller's actual interest in the interest set forth in Exhibit "A" is less than $85,000.00. For purposes of this Article

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          5.1(d), "owned beneficially or of record" means Seller's ownership interest reflected of record in the office of the county clerk in the county where the relevant lands are located, ownership interests reflected with respect to federal or state owned lands, in the office of the federal or state agency having jurisdiction, subject to and as impacted by the terms and provisions of the Permitted Encumbrances.

5.2 Buyer's Representations and Warranties. Buyer represents and warrants to Seller as follows:

     (a) Organization, Standing and Power. Buyer is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite powers and authority to own, lease and operate the Properties and to carry on its business as is now being conducted in the jurisdictions where the nature of its properties or business so requires such qualification.

     (b) Authority and Enforceability. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Buyer. This Agreement is the valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms. Neither the execution and delivery by Buyer of this Agreement nor the consummation of the transactions contemplated hereby nor the compliance by Buyer with any of the provisions hereof will conflict with or result in a breach of any provision of Buyer's limited partnership agreement. The execution and delivery hereof by Buyer does not, and the fulfillment and compliance with the terms and conditions hereof and the consummation of the transactions contemplated hereby will not, result in the creation or imposition of any lien, charge or other encumbrance on the Properties.

     (c) Warranty Maintenance. Buyer shall cause all the representations and warranties of Buyer contained in this Agreement to be true and correct on and as of the Closing Date. To the extent the conditions precedent to the obligations of Seller are within the control of Buyer, Buyer shall cause such conditions to be satisfied on or prior to the Closing Date and, to the extent the conditions precedent to the obligations of Seller are not within the control of Buyer, Buyer shall use its best efforts to cause such conditions to be satisfied on or prior to the Closing Date.

     (d) Buyer represents that it did not solely rely upon representations or materials provided to Buyer by Seller or Seller's marketing agents in evaluating the Properties, but rather has relied upon its individual evaluations and due diligence.

     (e) Buyer represents that it has sufficient funds on hand or commitments from one or more banking institutions to fund payment of the cash consideration of the Purchase Price at the Closing.

5.3 Gas Imbalances. To the best of Seller's knowledge, no gas imbalance exists with respect to the Properties.

5.4 Leases. To the best of Seller's knowledge, the Leases have been maintained according to their material terms, in compliance with the agreements to which the Leases are subject, and are presently in full force and effect. To the best of Seller's knowledge, there has not occurred any event, fact or circumstance which with the lapse of time or the giving of notice, or both, would constitute such a material breach or default on behalf of Seller under the provisions of the Leases.

5.5 Environmental Matters: Buyer agrees and acknowledges that (i) it has had, or prior to the Closing will have access to and the opportunity to inspect the Properties for all purposes, including without limitation, for the purposes of detecting the presence of hazardous or toxic substances, pollutants or other contaminants, environmental hazards, naturally occurring radioactive materials
(NORM) and produced water contamination of the surface and/or subsurface, (ii) it has, or prior to the Closing will have, satisfied itself as to the physical and environmental condition of the Properties, both surface and subsurface, and their method of operation and except as set forth herein, agrees to accept an assignment of the Properties at Closing on an "AS IS, WHERE IS" basis, "WITH ALL FAULTS", save and except as provided for in Article 4.7, and (iii) in making the decision to enter into this Agreement and consummate the transactions

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contemplated hereby, Buyer has relied solely on the basis of its own independent investigation of the Properties and the records related thereto.

     If the Closing occurs, Buyer hereby assumes and shall be responsible for and agrees to indemnify, defend and hold harmless Seller from and against any and all claims, liability or losses, (including, without limitation, losses from damage to property, alleged groundwater contamination, injury to or death of persons or other living things, natural resource damages, CERCLA response costs, environmental remediation and restoration costs or fines) or penalties arising out of or attributable to, in whole or in part by a violation of, failure to fulfill duties imposed by or incurrence of liability under any common law relating to human health, safety or the environment or any Environmental Laws (an "Environmental Matter") occurring at any time before, at or after the Effective Time WITHOUT REGARD TO THE SOLE, PARTIAL OR CONCURRENT NEGLIGENCE, STRICT LIABLITY OR OTHER FAULT OF THE SELLER; provided, however, that Seller shall indemnify, defend and hold harmless the Buyer from and against any and all losses resulting from any Environmental Matter occurring at any time prior to the Effective Time to the extent that such losses result from the gross negligence or willful misconduct of Seller or that have been asserted in a third-party lawsuit or administrative proceeding or order that is filed, issued or commenced against Seller or has been documented by Buyer to Seller in writing on or before the Closing Date.

5.6 Litigation. To the best of Seller's knowledge, there are no actions, suits, claims, proceedings, agency enforcement actions or investigations pending, or to the best knowledge of Seller, threatened against or affecting the Properties. There is no suit, action, claim, investigation or inquiry by any person or entity or by any administrative agency or governmental body and no legal, administrative or arbitration proceeding pending, or, to the best knowledge of Seller threatened against Seller which has affected or could affect Seller's ability to consummate the transaction contemplated by this Agreement.


                                    ARTICLE 6
                                    COVENANTS


6.1 Covered Area. This Agreement is limited to the Properties and interest described on Exhibit "A".

6.2 Existing Agreements, Assignments and Conveyances. This Agreement and the Assignment of Oil and Gas Leases are further subject to the terms and conditions of all existing agreements, assignments and conveyances.

6.3 New Agreements and Sales. Unless this Agreement is terminated as provided for herein, Buyer and/or Seller will not, without the prior written consent of the other: a) enter into any new agreements or commitments with respect to the Properties which extend beyond the Effective Time; b) drill any new wells, abandon any existing wells or release or abandon all or any portion of the lands included within any lease or modify or terminate any contracts and agreements affecting the Properties and sell or otherwise dispose of any of the Properties or any part thereof, other than personal property and equipment unless it is replaced with personal property and equipment of equivalent quality and value. From the date hereof until the Closing, Seller shall maintain the Properties in a good and workmanlike manner consistent with past practice.

6.4 Maintenance of Seller's Business. Seller shall carry on the business of Seller with respect to the Properties in substantially the same manner as Seller has heretofore and shall not introduce any new method of management, operation or accounting with respect to the Properties. Henry Petroleum LP shall continue as operator of the Properties until such time as a successor operator has been named. Buyer agrees to pay Seller an amount equal to $30,000.00/month for each month, (partial or whole month), for each succeeding month following the Effective Time for which Henry Petroleum LP continues to operate the Properties.

6.5 Notification of Breach. Seller shall promptly notify Buyer (i) if any representation or warranty of Seller contained in this Agreement is discovered to be or becomes untrue or (ii) if Seller fails to perform or comply with any covenant or agreement contained in this Agreement or it is reasonably anticipated that Seller will be unable to perform or comply with any covenant or agreement contained in this Agreement.

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

                                    ARTICLE 7
                                     CLOSING


7.1 Date and Place of Closing The purchase by Buyer and the sale by Seller of the Properties as contemplated by this Agreement (the "Closing") shall be held on or before June 30, 2006, at the offices of Henry Petroleum LP, placeCityMidland, StateTexas. However, Buyer may, at its option and upon approval by Seller, accelerate the date of the Closing upon giving Seller three (3) business days prior written notice, if, on or before the date of such notice, Buyer has also notified Seller of any Title Defects as provided for herein. Additionally, the parties may mutually agree in writing on a different date and place for the Closing.

     Delay in Closing. In the event that Closing is delayed beyond July 15, 2006, and such delay is not due to failure to close on the part of Seller, then interest at the rate of three percent (3%) per annum shall accrue to the Purchase Price until the date of actual Closing or termination of this Agreement and shall be payable to Seller by Buyer at the time of Closing or termination.

7.2 Conditions of Closing by Seller. The obligation of Seller to close is subject to the satisfaction of the following conditions:

     (a) All representations and warranties of Buyer contained in this Agreement shall be true, correct, and not misleading in all material respects, and Buyer shall have performed and satisfied all agreements and covenants in all material respects required by this Agreement to be performed and satisfied by Buyer; and

     (b) No suit or other proceeding shall be pending or threatened before any court or governmental agency seeking to restrain, prohibit, or declare illegal, or seeking substantial damages in connection with the transaction contemplated hereby.

     (c) Should there be downward adjustments to the Purchase Price in excess of $500,000.00, due to asserted Title Defects and Environmental Defects, Seller has the option to terminate this Agreement with no liability to Buyer other than return of the Deposit and interest at the rate of 3% per annum.

7.3 Conditions of Closing by Buyer. The obligation of Buyer to close is subject to the satisfaction of the following conditions:

     (a) All representations and warranties of Seller contained in this Agreement shall be true, correct, and not misleading in all material respects, and Seller shall have performed and satisfied all agreements and covenants in all material respects required by this Agreement to be performed and satisfied by Seller;

     (b) No suit or other proceeding shall be pending or threatened before any court or governmental agency seeking to restrain, prohibit, or declare illegal, or seeking substantial damages in connection with the transaction contemplated hereby; and

     (c) No material adverse change in the condition of or title to the Properties shall have occurred subsequent to the Effective Time, except depletion through normal production within authorized allowables, ordinary changes in rates of production, and depreciation of equipment through ordinary wear and tear.

     (d) Seller will make available to Buyer's auditors for up to one year after Closing, at reasonable business hours and at the offices of Seller, those accounting files, (including but not limited to monthly statements of revenues derived from sales of hydrocarbons from the Properties and the operating expenses and capital costs related to the Properties, monthly COPAS charges and associated expenses, invoices and hydrocarbon purchaser statements related to the Properties over the period beginning January 1, 2003 through April 30, 2006) necessary for Buyer to construct a three (3) year history of property level revenues and expenses for the Properties.

     (e) Henry Petroleum LP ("HPLP"), Henry Heirs, and Buyer will continually vote their combined seventy-five and twenty seven one hundredths percent (75.27%) voting interest

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
          in the South Justis Unit for Buyer to become the successor operator to Henry Petroleum LP for as long as Buyer, Henry Petroleum LP and Henry Heirs own an interest in the Properties.

     (f) Seller has provided Buyer or its legal counsel all material documents related to the HPLP-ARCO/BP South Justis Unit transaction.

     (g) HPLP acquired certain surface acreage as recorded in Volume 1081 at page 674 of placeCityLea County, StateNew Mexico records from Atlantic Richfield Company ("ARCO") under that certain Assignment, Bill of Sale and Surface Deed effective May 1, 2001. HPLP will hold title to the surface for the benefit of HPLP and the South Justis Unit working interest owners until such time that HPLP conveys its working interest and ARCO conveys its net profits interest in the South Justis Unit, or such time as the South Justis Unit is terminated. At such time as HPLP and ARCO convey their South Justis Unit ownership to a third party, HPLP will convey title to the subject surface to the South Justis Unit operator for the benefit of the South Justis Unit working interest owners. No costs will be charged by HPLP to the working interest owners for the use of the subject land.

7.4 Closing Obligations. At the Closing, the following shall occur:

     (a) Seller shall execute, acknowledge and deliver to Buyer, the original Assignment of Oil and Gas Leases and Bill of Sale attached hereto as Exhibit "B" (the "Assignment"), conveying title to the Properties to Buyer, as well as such certificates or other documents as are required to effect the transfer of the Properties, and support the election of Buyer as operator of the South Justis Unit as provided for in Article 7.3(e).

     (b) Buyer and Seller shall execute, acknowledge and deliver to each other the Registration Rights Agreement in the form attached hereto as Exhibit "C".

     (c) Seller will provide Buyer with copies of all lease, land and well files pertaining to the Properties in the possession of Seller. All books, records and files or copies of such data, in the possession of Seller pertaining to the Properties, including, without limitation, all well files, correspondence, title opinions and title reports, geological, geophysical and engineering information, except for that data prohibited by third party confidentiality agreements, shall be made available for delivery to Buyer, at Buyer's cost, at Seller's offices where currently maintained, within fifteen (15) business days after the Closing. Seller shall have the right to retain originals or copies of any or all of such books, records and accountingfiles and to retain canceled checks and general ledger, purchasing and other general accounting records of Seller. Buyer's reliance on same shall be at Buyer's sole risk.

     (d) Seller shall deliver to Buyer exclusive possession of the Exhibit "A" interests.

     (e) Seller and Buyer shall execute, acknowledge and deliver such transfer orders or letters in lieu thereof as Buyer may request, directing all purchasers of production to make payment of proceeds attributable to production from the Properties after the Effective Time to Buyer.

     (f) Henry Petroleum LP ("HPLP") shall resign as Operator and HPLP and Henry Heirs shall vote for Buyer as successor operator.

     (g) Buyer shall deliver the cash consideration of Article 3.1(e) portion of the purchase price to Seller by Wire Transfer on the date of Closing less an amount equal to the proceeds received less costs paid by Seller attributable to the operation of and production from the Properties after the Effective Time and less any adjustments due to Title Defects and/or Environmental Matters as applicable as set out in
          Article 4. Additionally Buyer shall shall provide Seller with evidence of Seller's ownership of a minimum of one hundred thirty-eight thousand (138,000) Legacy Units to Seller.


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
7.5 Post Closing Adjustment and Accounting . Any adjustments pursuant to this Article will be made at Closing, if possible. Should adjustment amounts be indeterminable as of Closing, Seller shall prepare a Post Closing settlement statement containing adjustments, including but not limited to the following, and will be made within, and only within, ninety (90) days of Closing:

     (a) Upward Adjustments. The Purchase Price shall be adjusted upward by the following:

          (i) The amount of all direct costs and expenditures chargeable to Seller's interest incurred and paid by Seller:

                    (A) that are attributable to the drilling, completion, recompletion, reworking, operation and maintenance of the Properties on and after the Effective Time;

                    (B) bonuses, lease rentals and shut-in payments due after (and expressly excluding those due before) the Effective Time;

                    (C) ad valorem, property and other taxes that are allocated to the Buyer pursuant to Article 7.5(d) herein below; and

                    (D) amounts relating to obligations arising under the Contracts relating to the Properties with respect to operations or production after the Effective Time;

          (ii) The value of all Hydrocarbons, which have been produced and are merchantable, and are in storage in tanks above the outlet flange delivery point and credited to the Properties as of the Effective Time, net of all severance taxes, and less an appropriate deduction based on industry practice for basic sediment, water and other non-merchantable liquids;

          (iii) Any other amount agreed upon by Seller and Buyer, and

          (iv) Additional Legacy Reserves, LP units will be issued to Seller if the 3rd quarter distribution, on an annualized basis, is less than $1.74 per unit. If such distribution is less, the amount of additional shares will be calculated by comparing the actual 3rd quarter 2006 annualized distribution to $1.74 per unit, and adjusting the number of units issued upward by taking the ratio of $1.74 to the new annualized distribution rate for the 3rd quarter, less one, with the result multiplied by the minimum of 138,000 units. Such additional shares would be issued to Seller no later than December 1, 2006.


          (v)   That amount described in Article 6.4.

     (b) Downward Adjustments. The Purchase Price shall be adjusted downward by the following:


          (i) The amount of all proceeds received by Seller that are attributable to the ownership and operation of the Properties on or after the Effective Time;

          (ii)  The following amounts:

                    (A) all direct unrelated costs and expenditures chargeable to Seller's interest that are attributable to the drilling, completion, recompletion, reworking, operation and maintenance of the Properties prior to the Effective Time,

                    (B) all bonuses, lease rentals and shut-in payments due prior to the Effective Time, and

                    (C) amounts relating to obligations arising under the Property Contracts, all with respect to operations and production prior to the Effective Time.

          (iii) Those amounts resulting from Title Defects and/or Environmental Defects, as provided in Article 4 and

          (iv)  Any other amount agreed upon by Seller and Buyer.

     (c) Seller shall be entitled to all proceeds and shall be responsible for all expenses and other liabilities prior to said Effective Time, and that Buyer shall be entitled to all proceeds and shall be responsible for all expenses and liabilities, including plugging of the wells, after the Effective Time.

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

     (d) All taxes, real property taxes and similar obligations for the current year shall be prorated based upon the prior year's tax rates if tax statements for the current year have not been received by Seller within ninety (90) days following Closing.

7.6 Buyer will furnish to Seller monthly the necessary records and information to allow Seller to continue to calculate the Net Profit Overriding Royalty Interest between HPLP and ARCO.

7.7 The parties have determined that the Hart-Scott-Rodino Antitrust Improvements Act of 1976 does not apply to this transaction.


                                    ARTICLE 8
                                   TERMINATION


8.1 Termination. This Agreement and the transactions contemplated may be terminated in the following instances:

     (a) by Buyer or Seller in accordance with Article 4.6, concerning Remedies for Title Defects;

     (b)  by the mutual written agreement of Buyer and Seller;

     (c) by Buyer if the conditions set forth in Article 5.1 and or Article 7.3 are not satisfied in all material respects or waived prior to the Closing Date, and notwithstanding any other provisions of this Agreement to the contrary, by Buyer if the Buyer is not in default hereunder and the Closing has not occurred onor before July 15, 2006;

     (d)  by Seller if the conditions set forth in Article 5.2 and/or Article
          7.2 are not satisfied in all material respects or waived prior to the Closing Date, and notwithstanding any other provisions of this Agreement to the contrary, by the Seller if the Seller is not in default hereunder and the Closing has not occurred on or before the of July 15, 2006.

8.2 Remedies. If Closing does not occur on the Closing Date, as that may be extended by Seller and Buyer hereunder, due to Seller's breach of the terms of this Agreement, then Buyer may seek such legal or equitable remedies to which Buyer may be entitled including the right to enforce specific performance of this Agreement. If Closing does not occur due to Buyer's breach of the terms of this Agreement, Seller may retain the Deposit plus interest at the rate of 3% per annum as its sole remedy hereunder.


                                    ARTICLE 9
                                   DISCLAIMER


ANY ASSIGNMENT AND BILL OF SALE EXECUTED PURSUANT HERETO SHALL BE EXECUTED WITHOUT ANY EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION AS TO THE MERCHANTABILITY OF ANY OF THE WELLS OR EQUIPMENT OR THEIR FITNESS FOR ANY PURPOSE, AND WITHOUT ANY OTHER EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION WHATSOEVER EXCEPT AS EXPRESSLY SET FORTH IN SAID ASSIGNMENT AND BILL OF SALE. IT IS UNDERSTOOD AND AGREED THAT BUYER SHALL HAVE INSPECTED THE PROPERTY AND PREMISES AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, AND THAT BUYER SHALL ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION. IN ADDITION NEITHER, SELLER, NOR SELLER'S REPRESENTATIVE (HENRY PETROLEUM LP), MAKES ANY WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, INFORMATION OR MATERIALS HERETOFORE OR HEREAFTER FURNISHED BUYER IN CONNECTION WITH THE PROPERTIES, OR AS TO THE QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE PROPERTIES OR THE ABILITY OF THE PROPERTIES TO PRODUCE HYDROCARBONS. ANY AND ALL SUCH DATA, INFORMATION AND OTHER MATERIALS FURNISHED BY SELLER AND SELLER'S REPRESENTATIVE IS PROVIDED BUYER AS A CONVENIENCE AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT BUYER'S SOLE RISK. BUYER EXPRESSLY WAIVES THE PROVISIONS OF CHAPTER XVII,


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
SUBCHAPTER E, SECTIONS 17.41 THROUGH 17.63, INCLUSIVE (OTHER THAN SECTION 17.555, WHICH IS NOT WAIVED), VERNON'S TEXAS CODE ANNOTATED BUSINESS AND COMMERCE CODE (THE "DECEPTIVE TRADE PRACTICES ACT").


                                   ARTICLE 10
                                  MISCELLANEOUS


10.1 Notices. All notices required or permitted under this Agreement shall be in writing, and any notice hereunder shall be deemed to have been made if delivered by: (i) hand; (ii) overnight delivery service; (iii) telecopy; or
     (iv) when placed in first class certified mail, postage prepaid, with return receipt requested to the address as set forth below. Either party may, by written notice deliver to the other, change the address to which notices shall be delivered.


                           Seller:  Henry Holding LP
                                    ----------------------------
                                    3525 Andrews Highway
                                    ----------------------------
                                    Midland, TX 79703
                                    ----------------------------
                                    Attn: Land Manager
                                    ----------------------------


                            Buyer:  Legacy Reserves Operating LP
                                    ----------------------------
                                    303 West Wall, Suite 1600
                                    ----------------------------

                                    ----------------------------
                                    Midland, Texas 79701
                                    -----------------------------------
                                    Attn:   Mr. Kyle A. Mc Graw
                                    ----------------------------

                     With Copy to:  Lynch, Chappell & Alsup
                                    ----------------------------
                                    300 N. Marienfeld, Suite 700
                                    ----------------------------
                                    Midland, Texas 79701
                                    -----------------------------------
                                    Attn:   Mr. James M. Alsup
                                    ----------------------------

10.2 Reservations and Exceptions. Sale and purchase of the Properties is made subject to all reservations, exceptions, limitations, contracts and other burdens or instruments which are of record or of which Buyer has notice, including any matter included or referenced in the materials made available by Seller to Buyer.

10.3 Entire Agreement. This instrument states the entire agreement between Buyer and Seller and supersedes all other agreements, either written or oral, between Seller and Buyer concerning the sale and purchase of the Properties. This Agreement may be supplemented, altered, amended, modified or revoked in writing only, signed by all of the parties. No material representation, warranty, covenant, agreement, promise, inducement or statement, whether oral or written, has been made by Seller or Buyer and relied upon by the other that is not set forth in this Agreement or in the instruments referred to herein, and neither Seller nor Buyer shall be bound by or liable for any alleged representation, warranty, covenant, agreement, promise, inducement or statement not so set forth.

10.4 Survival of Agreements. All agreements, indemnities, representations and warranties of the parties provided herein shall survive the Closing and delivery of the closing document to the parties.

10 5 Assignability. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however, neither Buyer or Seller may, prior to the Closing, assign its rights or delegate its duties or obligations under this Agreement without the prior written consent of the other party.

10.6 Publicity. Seller and Buyer shall consult with each other with regard to all publicity and other releases at or prior to the Closing concerning this Agreement and the transaction contemplated hereby and except as required by applicable law or other applicable rules or regulations of any governmental body or stock exchange, neither party shall issue any publicity or other release without the prior written consent of the other party.

10.7 Further Assurance. After Closing each of the parties shall execute, acknowledge and deliver to the other such further instruments, and take such other actions as may be reasonably necessary to carry out the provisions of this Agreement. However, Buyer shall assume all responsibility for notifying the purchaser


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
of oil and gas production from the Properties, and such other designated persons who may be responsible for disbursing payments for the purchase of such production, of the change of ownership of the Properties. Buyer shall take all actions necessary to effectuate the transfer of such payments to Buyer as of the Effective Time.

10.8 Destruction. For a period of five (5) years after the Closing Date (or for such longer period as may be required by law or governmental regulation), Buyer shall not intentionally destroy or give up possession of any original or final copy of the documents delivered by Seller to Buyer hereunder without first offering Seller the opportunity (by delivery of written notice to Seller), at Seller's expense (without any payment to Buyer), to obtain such original or final copy or a copy thereof.

10.9 Headings. The headings are for guidance only and shall have no significance in the interpretations of this Agreement.

10.10 Counterpart Execution. This Agreement may be executed by Buyer and Seller in any number of counterparts, no one of which need be executed by all parties. Each of such counterparts shall be deemed an original instrument, and all counterparts shall together constitute but one and the same instrument. This agreement shall become operative when each party has executed at least one counterpart.

10.11 Severance. If any provision of this Agreement shall be determined void, illegal or unenforceable, all of the other provisions of this Agreement shall remain in full force and effect, and the provision or provisions that are determined to be void, illegal or unenforceable shall be limited so that they shall remain in effect to the extent permitted by law.

10.12 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REFERENCE TO CONFLICT OF LAWS. THE PARTIES AGREE THAT ANY LITIGATION RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT MUST BE BROUGHT BEFORE AND DETERMINED BY A COURT OF COMPETENT JURISDICTION WITHIN THE STATE OF TEXAS.

10.13 Disclosure of Information. Seller agrees (i) to provide Buyer with Disclosure Information (as defined below for a 36-month period ending no later than June 30, 2006 and (ii) to reasonably cooperate with and assist Buyer in an audit of the Properties which audit shall be performed at no cost to Seller. As used herein, "Disclosure Information" means, as to the Properties, the net revenues, direct operating expenses (including production and property taxes), exploratory and development costs and production volume disclosures required under Statement of Financial Accounting Standards No. 69 and balance sheet and other income statement data in Seller's possession that Buyer reasonably believes are required to be included in any report filed by Buyer with the Securities and Exchange Commission. Buyer shall complete the audit no later than one year from Closing.


                                   ARTICLE 11
                                INDEMNIFICATIONS


11.1 Buyer's Indemnification. BUYER SHALL DEFEND, INDEMNIFY, AND SAVE AND HOLD HARMLESS SELLER AGAINST ALL CLAIMS, COSTS, EXPENSES, AND LIABILITIES WITH RESPECT TO THE PROPERTIES, (BUT NOT INCLUDING THOSE INCURRED BY SELLER WITH RESPECT TO THE SALE OF THE PROPERTIES TO BUYER OR THE NEGOTIATIONS LEADING TO SUCH SALE OR THOSE THAT RESULT FROM OR ARE ATTRIBUTABLE TO THE NEGLIGENCE OR WILLFUL MISCONDUCT OF SELLER, ITS EMPLOYEES OR AGENTS WITH RESPECT TO THE OPERATION AND MAINTENANCE OF THE PROPERTIES, AND NOT INCLUDING THOSE THAT RESULT FROM OR ARE ATTRIBUTABLE TO ANY REPRESENTATION OF SELLER CONTAINED IN THIS AGREEMENT BEING UNTRUE OR A BREACH OF ANY WARRANTY OR COVENANT OF SELLER CONTAINED IN THIS AGREEMENT).

11.2 ARBITRATION AND MEDIATION. In case of a disagreement between the Parties to this Agreement as to any right, obligation, term or provision hereof or involving a total disputed amount or claim(s) equal to or greater than $25,000.00, the Parties shall make an earnest effort to settle such disagreement to their mutual satisfaction. If any such dispute regarding this Agreement cannot be reconciled by the Parties to this Agreement, then any Party may provide notice to the other specifying with particularity the items of disagreement and a request that the matter be resolved by mediation. Such

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                                  Page 14 of 27
notice shall include the name of a mediator acceptable to the Party requesting mediation. If the dispute is not resolved by mediation to the satisfaction of the Parties, or if the Parties are unable to agree upon a mediator, within thirty (30) days after receipt of such written notice, then any such dispute shall be settled by arbitration and the results of such arbitration shall be binding upon all Parties to this Agreement in all respects as set forth below.

Arbitration may be initiated by written notice from any Party to this Agreement to the other that the previously noticed dispute has not been resolved by mediation and is being submitted to arbitration under the terms of this Agreement. A single arbitrator shall be chosen by the Parties to the dispute by submitting names of eleven (11) arbitrators experienced in the area of the dispute from a listing of twenty (20) arbitrators supplied by the American Arbitration Association. Said selection by both Parties shall take place within ten (10) days after the Parties have received the listing from the American Arbitration Association. The lists of the Parties shall be compared and the first name to appear on both lists shall be the arbitrator of the dispute. Should either Party fail or refuse to submit a list of eleven arbitrators then the other Party shall select an arbitrator who shall be the sole arbitrator and shall resolve the dispute as set out herein. All arbitrators shall be individuals who have had prior experience in oil and gas exploration and production and shall function as independent and neutral arbitrators. In the selection of arbitrators, the Parties shall take into consideration the nature of the matter submitted for arbitration. (Thus, for example, professional engineers should be selected to arbitrate issues which are primarily engineering in nature and accountants who are members of the Council of Petroleum Accountants Societies should be selected to arbitrate matters which are primarily accounting in nature.) Arbitrations under this paragraph shall be conducted under the Texas Arbitration Statute (Vernon's Ann. Tex. Civ. St. Arts. 224 to 238-6) and shall apply Texas law. All matters concerning the conduct of the arbitrators shall be governed by the provisions of the American Arbitration Association. No dispute related to this Agreement shall be brought before any court of law or equity; however, judgment upon the award or decision rendered by the arbitrators may be entered in any court having jurisdiction.


EXECUTED this 13 day of June, 2006.


SELLER:
HENRY HOLDING LP
HENRY & JOHNSON INVESTMENT LLC, GENERAL PARTNER


By:           /s/ Dennis R. Johnson
              ---------------------------------------
Name:         Dennis R. Johnson
              ---------------------------------------
Title:        President
              ---------------------------------------


BUYER:
LEGACY RESERVES OPERATING LP
LEGACY RESERVES OPERATING GP LLC, GENERAL PARTNER


By:           /s/ Steven H. Pruett
              ---------------------------------------
Name:         Steven H. Pruett
              ---------------------------------------
Title:        President
              ---------------------------------------


STATE OF TEXAS
COUNTY OF MIDLAND


     The foregoing instrument was acknowledged before me this 14th day of June, 2006, by Dennis R. Johnson, President of Henry & Johnson Investment LLC, General Partner of Henry Holding LP a Texas Limited Partnership, on behalf of said limited partnership.


My Commission Expires:


     4-26-2009
--------------------




                                /s/ Romae J. Bell
                                -----------------------------------------------
                                  Notary Public in and for the State of Texas


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                                  Page 15 of 27

STATE OF TEXAS
COUNTY OF MIDLAND



     The foregoing instrument was acknowledged before me this 14th day of June, 2006, by Steven H. Pruett, President of Legacy Reserves Operating GP LLC, General Partner of Legacy Reserves Operating LP, a Delaware limited partnership, on behalf of said partnership.



My Commission Expires:


     4-26-2009
----------------------




                                             /s/ Romae J. Bell
                                   ---------------------------------------------
                                    Notary Public in and for the State of Texas




                                                       Initials   Seller /s/ MP
                                                                         ------
                                                                  Buyer  /s/ SP
                                                                         ------

                                   EXHIBIT "A"

     ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JUNE 8, 2006 BETWEEN HENRY HOLDING LP, (REFERRED TO AS SELLER) AND LEGACY RESERVES OPERATING LP, (REFERRED TO AS BUYER)

                                SOUTH JUSTIS UNIT
                             LEA COUNTY, NEW MEXICO

I. (BARGO ACQUISITION)                             WORKING INTEREST                   .14674140
SOUTH JUSTIS UNIT:                                 (OIL) NET REVENUE INTEREST         .12730574
(IN ACCORDANCE WITH THE TRACT WORKING              (GAS) NET REVENUE INTEREST         .12730278
INTEREST AND TRACT PARTICIPATION FACTORS
APPLICABLE TO THE FOLLOWING OIL AND GAS LEASES)

                              OIL AND GAS LEASES:
                                                                     Exhibit "A"

            LESSOR                   DATE                  DESCRIPTION OF LANDS / RIGHTS                      RECORDING
-------------------------------- -------------- ----------------------------------------------------- ---------------------------
USA BLM LC-032650-A                7/20/1935    INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:                   n/a
                                                T25S-R37E, Section 24:  SE/4SW/4, 40 acres more or
                                                less Limited to the Justis Blinebry-Tubb-Drinkard
                                                Pool. (Unit Tract 1)
-------------------------------- -------------- ----------------------------------------------------- ---------------------------
USA BLM LC-032650-B                4/24/1936    T25S-R37E, Section 24:  E/2, SE/4NW/4, NE/4SW/4,                 n/a
                                                400 acres more or less Limited to the Justis
                                                Blinebry-Tubb-Drinkard Pool. (Unit Tract 12)
-------------------------------- -------------- ----------------------------------------------------- ---------------------------
USA BLM NMNM-7487                    2/1/88     INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:                   n/a
                                    renewal     T25S-R37E, Section 23:  SW/4NE/4, 40 acres more or
                                                less Limited to the Justis Blinebry-Tubb-Drinkard
                                                Pool.  (Unit Tract 26)
-------------------------------- -------------- ----------------------------------------------------- ---------------------------
USA BLM LC-049439-B                10/3/1938    INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:                   n/a
                                                T26S-R37E, Section 1:  N/2 NE/4, 80 acres more or
                                                less Limited to the Justis Blinebry-Tubb-Drinkard
                                                Pool. (Unit Tract 27)
-------------------------------- -------------- ----------------------------------------------------- ---------------------------
USA BLM NM-0349956                 6/1/1947     INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:                   n/a
                                                T25S-R38E, Section 19:  W/2NW/4, 80 acres more or
                                                less Limited to the Justis Blinebry-Tubb-Drinkard
                                                Pool. (Unit Tract 28 & 28A)
-------------------------------- -------------- ----------------------------------------------------- ---------------------------
State of New Mexico                2/10/1942    INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:                   n/a
Lease B-9521                                    T25S-R38E, Section 30:  W/2NW/4, 80 acres more or
                                                less Limited to the Justis Blinebry-Tubb-Drinkard
                                                Pool.  (Unit Tract 32)
-------------------------------- -------------- ----------------------------------------------------- ---------------------------
Doyle C. Buffington et al          1/20/1953    INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:        VOL 108
                                                T25S-R38E, Section 19:  W/2SW/4, Limited to the       PG 345
                                                Justis Blinebry-Tubb-Drinkard Pool. (Unit Tract 52)
-------------------------------- -------------- ----------------------------------------------------- ---------------------------
A.C. Bray et ux                    2/12/1953    INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:        VOL 108
                                                T25S-R38E, Section 19:  W/2SW/4, Limited to the       PG 341
                                                Justis Blinebry-Tubb-Drinkard Pool. (Unit Tract 52)
-------------------------------- -------------- ----------------------------------------------------- ---------------------------
Kenneth E. Ward et ux              2/17/1953    INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:        VOL 108
                                                T25S-R38E, Section 19:  W/2SW/4, Limited to the       PG 337
                                                Justis Blinebry-Tubb-Drinkard Pool. (Unit Tract 52)
-------------------------------- -------------- ----------------------------------------------------- ---------------------------
Clifford Mooers                    3/18/1953    INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:        VOL 108
                                                T25S-R38E, Section 19:  W/2SW/4, Limited to the       PG 329
                                                Justis Blinebry-Tubb-Drinkard Pool. (Unit Tract 52)
-------------------------------- -------------- ----------------------------------------------------- ---------------------------
Charles B. Read et ux              4/30/1953    INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:        VOL 108
                                                T25S-R38E, Section 19:  W/2SW/4, Limited to the       PG 354
                                                Justis Blinebry-Tubb-Drinkard Pool. (Unit Tract 52)
-------------------------------- -------------- ----------------------------------------------------- ---------------------------
William W. Carlin et ux            3/31/1959    INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:        VOL 174
                                                T25S-R38E, Section 19:  W/2SW/4, Limited to the       PG 362 &
                                                Justis Blinebry-Tubb-Drinkard Pool. (Unit Tract 52)   VOL 175
                                                                                                      PG 301
-------------------------------- -------------- ----------------------------------------------------- ---------------------------
                                                                                                                      Page 2 of 3

                                                       Initials   Seller /s/ MP
                                                                         ------
                                                                  Buyer  /s/ SP
                                                                         ------

II. (BASS ACQUISITION)
SOUTH JUSTIS UNIT:                          WORKING INTEREST                    .00320101
(IN ACCORDANCE WITH THE                     (OIL) NET REVENUE INTEREST          .0037996
TRACT WORKING INTEREST AND TRACT            (GAS) NET REVENUE INTEREST          .0037996
PARTICIPATION FACTORS APPLICABLE TO THE
FOLLOWING OIL AND GAS LEASES)

*                               *               T25S-R37E, Section 12:  W/2 and W/2 SE/4                  *
                                                (Unit Tracts 41, 42, 42A, 43, 44, 44A, 45 & 45A)

*Contractual Rights obtained in: (i) that certain Assignment and Bill of Sale effective January 1, 2004 from The BASS MANAGEMENT TRUST, a Texas Trust, SID R. BASS, INC., THRU LINE INC., LEE M. BASS, INC., KEYSTONE, Inc., and CHISHOLM TRAIL VENTURES, L.P. to LEEDE OPERATING COMPANY, LLC recorded in Book 1278 at Page 860 and (ii) that certain Assignment and Bill of Sale effective January 1, 2004 from Leede Operating Company, LLC to Henry Holding LP recorded in Book 1285, at page 301 in the Lea County, New Mexico records that was created as a result of that certain Unit Agreement and Unit Operating Agreement effective September 1, 1992 between Atlantic Richfield Company, as Operator, and Sid R. Bass, Inc. et al, as Non-Operators, covering the South Justis Unit Tract Nos. 41, 42, 42A, 43, 44, 44A, 45 & 45A out of the W/2 and W/2 SE/4 Section 12,
T25S-R37E, Lea County, New Mexico.

III. (BRADSHAW ACQUISITION)
SOUTH JUSTIS UNIT:                          WORKING INTEREST                    - 0 -
(IN ACCORDANCE WITH THE                     (OIL) NET REVENUE INTEREST          .00006092
TRACT WORKING INTEREST AND TRACT            (GAS) NET REVENUE INTEREST          .00006092
PARTICIPATION FACTORS APPLICABLE
TO THE FOLLOWING OIL AND GAS LEASE)

      USA LC-0349956            6/1/1947                    T25S, R38E Section 19: W/2 NW/4                      n/a
                                                                 (Unit Tracts 28, 28A)


IV. (ESTIMATED TOTAL)
SOUTH JUSTIS UNIT INTEREST:

WORKING INTEREST                                                       .14994241
(OIL) NET REVENUE INTEREST                                             .13116626
(GAS) NET REVENUE INTERST                                              .13116330


V. SOUTH JUSTIS UNIT AGREEMENT DATED SEPTEMBER 1, 1992

VI. SOUTH JUSTIS UNIT OPERATING AGREEMENT DATED SEPTEMBER 1, 1992






                                                                     Exhibit "A"

                                                                     Page 3 of 3


                                                       Initials   Seller /s/ MP
                                                                         ------
                                                                  Buyer  /s/ SP
                                                                         ------

                               OIL AND GAS LEASES:


                                    WIMBERLY
                         (A/K/A OLSEN -- WIMBERLEY UNIT)
                             LEA COUNTY, NEW MEXICO


J.H. WIMBERLY:    WORKING INTEREST          .2550000
                  NET REVENUE INTEREST      .2029278



                               A.B. COATES FED COM

               LESSOR                        DATE                 DESCRIPTION OF LANDS / RIGHTS                RECORDING
-------------------------------------- ----------------- ------------------------------------------------ ------------------------
                                                         INSOFAR AND ONLY INSOFAR AS SAID LEASE
                                                         COVERS:  SE/4NE/4 Section 23, T25S-R37E,  Less
                                                         and Except the Justis Blinebry-Tubb-Drinkard
Sam D. Wimberley et ux                    4/16/1938      Pool. (Unit Tract 50)                            VOL 35-PG 156
-------------------------------------- ----------------- ------------------------------------------------ ------------------------
Eunice Cone Gibson et vir                 12/12/1939     SAME AS ABOVE                                    VOL 41-PG 330
-------------------------------------- ----------------- ------------------------------------------------ ------------------------
Gordon M. Cone et ux                      12/12/1939     SAME AS ABOVE                                    VOL 41-PG 312
-------------------------------------- ----------------- ------------------------------------------------ ------------------------
John E. Toles et ux                       12/12/1939     SAME AS ABOVE                                    VOL 41-PG 326
-------------------------------------- ----------------- ------------------------------------------------ ------------------------
S.E. Cone et ux                           12/12/1939     SAME AS ABOVE                                    VOL 41-PG 328
-------------------------------------- ----------------- ------------------------------------------------ ------------------------
S.M. Gloyd et ux                          12/12/1939     SAME AS ABOVE                                    VOL 41-PG 314
-------------------------------------- ----------------- ------------------------------------------------ ------------------------
O.L. Nislar et ux                         12/12/1939     SAME AS ABOVE                                    VOL 41-PG 335
-------------------------------------- ----------------- ------------------------------------------------ ------------------------
Joe N. Nislar et ux                       12/12/1939     SAME AS ABOVE                                    VOL 41-PG 332
-------------------------------------- ----------------- ------------------------------------------------ ------------------------
                                                         INSOFAR AND ONLY INSOFAR AS SAID LEASE
                                                         COVERS:  SW/4NE/4 Section 23, T25S-R37E, Less
USA LC-033575                              2/7/1938      and Except the Justis Blinebry-Tubb-Drinkard
(NMNM-7487)                               (2/1/1978)     Pool                                                      n/a
-------------------------------------- ----------------- ------------------------------------------------ ------------------------



A.B. COATES:      WORKING INTEREST          .2500000
                  NET REVENUE INTEREST      .2500000


----------------------------------- --------------- -------------------------------------------- ---------------------------------
                                                      E/2, SE/4 NW/4, NE/4 SW/4 SEC 24,
        L C -- 032650 (B)             4/24/1936                 T25S, R37E                                      n/a
----------------------------------- --------------- -------------------------------------------- ---------------------------------




                               End of Exhibit "A"


                                                       Initials   Seller /s/ MP
                                                                         ------
                                                                  Buyer  /s/ SP
                                                                         ------

                                   EXHIBIT "B"

     ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED JUNE 8, 2006 BETWEEN HENRY HOLDING LP, (REFERRED TO AS SELLER) AND
              LEGACY RESERVES OPERATING LP, (REFERRED TO AS BUYER)

STATE OF NEW MEXICO        )
                           )
COUNTY OF LEA              )

                           ASSIGNMENT AND BILL OF SALE

THIS ASSIGNMENT AND BILL OF SALE ("Assignment"), effective as of 12:01 a.m., local time, on May 1, 2006, the ("Effective Time") is made by HENRY HOLDING LP, whose address is 3525 Andrews Highway, Midland, TX 79703 ( referred to herein as the "Assignor") LEGACY RESERVES OPERATING, LP, a Delaware limited partnership whose address is 303 West Wall Street, Suite 1600, Midland, Texas 79702 (referred to herein as the "Assignee"). For good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged by Assignor, Assignor does hereby grant, bargain, transfer, convey, set over, assign, and deliver unto Assignee, its successors and assigns, the following (collectively, the "Assets"):

(a) ALL OF ASSIGNOR'S RIGHT, TITLE, AND INTEREST OF WHATEVER NATURE IN ALL LEASEHOLD AND OTHER INTERESTS IN; (i) THE OIL, GAS AND MINERAL LEASES DESCRIBED ON EXHIBIT "A" (THE "LEASES"), INSOFAR AND ONLY INSOFAR AS SAID LEASES INCLUDE AND PERTAIN TO AND COVER THE LANDS AND DEPTHS AS SPECIFICALLY DESCRIBED HEREIN ON EXHIBIT "A" (THE "LANDS"); (II) THE OIL AND GAS WELLS LOCATED ON THE LEASES OR ON LANDS POOLED OR UNITIZED THEREWITH (THE "WELLS"); AND (III) THE UNITS, POOLED ACREAGE, SPACING OR PRORATION UNITS OR OTHER ALLOCATION OF ACREAGE APPLICABLE TO THE WELLS ESTABLISHED BY OR IN ACCORDANCE WITH THE APPLICABLE STATE, FEDERAL OR LOCAL LAW;

(b) all of Assignor's petroleum, hydrocarbons and gases produced from or attributable to the Leases, or any unit of which a Lease is a part, after the Effective Time;

(c) all of Assignor's petroleum, hydrocarbons and gases produced from or attributable to the Leases, or any unit of which a Lease is a part, which at the effective time are owned by Assignor and are in storage;

(d) all of Assignor's permits, licenses, servitudes, contracts and agreements directly related to the Leases, including all operating agreements; oil, gas and condensate purchase and sale agreements; processing, treating, fractionating, compression and transportation agreements; water rights agreements; farmout, farmin, dry hole, bottom hole, acreage contribution, salt water disposal agreements; easements, surface use and/or right-of-way agreements; unitization or pooling agreements, declarations and orders and the properties covered and the units created thereby; and all other executory contracts and agreements directly related to the Leases, INSOFAR AND ONLY INSOFAR as the same cover and affect the Leases; and

(e) all of Assignor's producing, shut-in, temporarily abandoned, abandoned, plugged, water supply, injection and disposal wells, tank batteries, structures, pipe lines, fixtures, equipment, spare parts, tools, pipelines, buildings, personal property, appurtenances and improvements now or as of the Effective Time, located on or appurtenant to the Leases and used in connection with the operation of the Leases, or the gathering, treating, compression, transportation and processing of production from the Leases, whether or not operating or abandoned.

THERE IS EXCEPTED FROM THIS ASSIGNMENT AND RESERVED UNTO ASSIGNOR THE FOLLOWING, WHICH ARE SPECIFICALLY EXCLUDED FROM THE ASSETS:

(a) all of Assignor's trade credits, accounts receivable, notes receivable and other receivables attributable to Assignor's interest in the Assets with respect to any period of time prior to the Effective Time; all deposits, cash, checks in process of collection, cash equivalents and funds attributable to Assignor's interest in the Assets with respect to any period of time prior to the

                                                       Initials   Seller /s/ MP
                                                                         ------
                                                                  Buyer  /s/ SP
                                                                         ------

     Effective Time; and all proceeds, benefits, income or revenues accruing (and any security or other deposits made) with respect to the Assets prior to the Effective Time;

(b) all of Assignor's claims and causes of action of Assignor arising from acts, omissions, events or damage to or destruction of the Assets, occurring prior to the Effective Time;

(c) all of Assignor's amounts due or payable to Assignor as adjustments or refunds under any contracts or agreements, including take-or-pay claims and all claims arising from open and any future audits affecting the Assets, respecting periods prior to the Effective Time;

TO HAVE AND TO HOLD the Asset unto Assignee, its successors and assigns, forever. This Assignment is made and accepted subject to the following:

1. This Assignment is made and accepted subject to all royalties, overriding royalties, burdens and encumbrances affecting the Assets and WITHOUT ANY WARRANTY OF TITLE, EXPRESS OR IMPLIED OTHER THAN LIMITED WARRANTY BY, THROUGH AND UNDER ASSIGNOR.

2. The Assets herein assigned are subject to all the terms and provisions of the Leases which are of public record as to their proportionate share of all overriding royalty interests, lessor's royalties, net profit interests, carried interests, reversionary interests and other interests, encumbrances and burdens on the production therefrom; to all covenants, conditions, obligations, and conditions in instruments and assignments in the chain of title of the Leases; and to all other encumbrances affecting the Assets in existence on the date this Assignment is executed. Assignee hereby assumes and agrees to pay, perform and discharge its proportionate share of all obligations under the Leases and the agreements relating to the Leases herein assigned. The references herein to obligations and encumbrances shall not be deemed to ratify or create any rights in third parties.

3. Assignee accepts the Assets in their present condition "AS IS, WHERE IS and WITH ALL FAULTS". Without limiting the generality of the foregoing, Assignor makes no representation or warranty as to (i) the amount, value, quality, quantity, volume or deliverability of any oil, gas or other minerals or reserves in, under or attributable to the Assets; (ii) the physical, operating, regulatory compliance, safety or environmental condition of the Assets; (iii) any geological, engineering or other interpretations of economic valuation; (iv) the status of any payout accounts; or (v) predictions as to when any event will or will not occur or is likely to occur. The items of personal property, equipment, improvements, fixtures and appurtenances conveyed as part of the Assets are sold "AS IS, WHERE IS," and Assignor MAKES NO, AND DISCLAIMS ANY, REPRESENTATION OR WARRANTY, WHETHER EXPRESS OR IMPLIED, AND WHETHER BY COMMON LAW, STATUTE OR OTHERWISE, AS TO (i) MERCHANTABILITY, (II) FITNESS FOR ANY PARTICULAR PURPOSE, (III) CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, AND (IV) CONDITION. ASSIGNEE ACKNOWLEDGES THAT IT HAS BEEN INFORMED THAT OIL AND GAS PRODUCING FORMATIONS CAN CONTAIN NATURALLY OCCURRING RADIOACTIVE MATERIAL ("NORM"). SOME OR ALL OF THE EQUIPMENT, MATERIAL, APPURTENANCES, IMPROVEMENTS AND FIXTURES SUBJECT TO THIS ASSIGNMENT MAY HAVE LEVELS OF NORM ABOVE BACKGROUND LEVELS. A HEALTH HAZARD MAY EXIST IN CONNECTION WITH THIS EQUIPMENT. THEREFORE, ASSIGNEE MAY NEED TO FOLLOW SAFETY PROCEDURES WHEN HANDLING THIS EQUIPMENT. Assignee hereby assumes its proportionate share, based upon its percentage ownership in the Leases acquired herein, of any and all liabilities, obligations, costs and expenses, including environmental damages and remediation, attributable to or arising out of the ownership or operation of the Leases by Assignee or Assignor, whether or not caused in whole or in part by the sole or concurrent negligence or strict liability of Assignor (other than gross negligence or willful misconduct)or Assignee or condition of the Leases.

4. It is specifically provided that if the assignment or attempted assignment of any of the Leases which are of record without the consent of the lessor, or any party from whom consent to assign is necessary, would constitute a breach or result in a forfeiture thereof, this Agreement shall become effective with respect thereto only upon receipt of such consent. This Assignment is made subject to the terms and provisions of Purchase and Sale Agreement between Assignor and Assignee dated June 13, 2006, and in the event of conflict the terms and conditions of the Purchase and Sale Agreement shall control. The covenants, indemnities and

                                                       Initials   Seller /s/ MP
                                                                         ------
                                                                  Buyer  /s/ SP
                                                                         ------
     other terms and provisions of the Purchase and Sale Agreement are incorporated into this Agreement.

5. Assignee shall comply with all current and subsequently amended applicable laws, ordinances, rules, and regulations applicable to the Asset and Assignee's ownership or operation thereof, and shall promptly obtain and maintain all permits required by governmental authorities in connection with the Assets.

6. This Assignment and all of the terms, provisions, covenants, indemnities, obligations and conditions herein contained shall be binding upon and inure to the benefit of and be enforceable by the Assignor, Assignee and their respective successors, legal representatives, heirs and assigns; PROVIDED, HOWEVER, no assignment, transfer, conveyance or encumbrance of the Assets shall be made unless the same is expressly subject to this Assignment, and unless the assignee or transferee assumes all or the applicable part of the obligations hereunder. All the terms, provisions, covenants, indemnities, obligations and conditions provided in this Assignment shall be deemed to be covenants running with the land and Leases, and any transfer or other disposition of the Leases shall be made subject to all such terms, provisions, covenants, indemnities, obligations and conditions herein contained.

7. This Assignment may be executed by Assignor and Assignee in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute one and the same Assignment.

ASSIGNOR:

HENRY HOLDING LP
HENRY & JOHNSON INVESTMENT LLC, GENERAL PARTNER
By:
              ------------------------------
Name:         Dennis R. Johnson
              ------------------------------
Title:        President
              ------------------------------

ASSIGNEE:

By:
              ------------------------------
Name:
              ------------------------------
Title:
              ------------------------------



STATE OF TEXAS
COUNTY OF MIDLAND

     The foregoing instrument was acknowledged before me this _____ day of __________________________, 2006, by Dennis R. Johnson, President of Henry &
Johnson Investment LLC, General Partner of Henry Holding LP, a Texas Limited Partnership, on behalf of said limited partnership.

                                     -------------------------------------------
                                     Notary Public in and for the State of Texas

My Commision Expires:

---------------------


                                                       Initials   Seller /s/ MP
                                                                         ------
                                                                  Buyer  /s/ SP
                                                                         ------

STATE OF ____________
COUNTY OF ____________


     The foregoing instrument was acknowledged before me this _____ day of __________________________, 20___, by ______________________.


                                     -------------------------------------------
                                     Notary Public in and for the State of Texas

My Commision Expires:

---------------------


                                                       Initials   Seller /s/ MP
                                                                         ------
                                                                  Buyer  /s/ SP
                                                                         ------

                                   EXHIBIT "A"

     ATTACHED TO AND MADE A PART OF THAT CERTAIN ASSIGNMENT AND BILL OF SALE DATED _____________, 2006, BY AND BETWEEN HENRY HOLDING LP, REFERRED TO AS
                 ("SELLER") AND _____________________ ("BUYER")

                                SOUTH JUSTIS UNIT
                             LEA COUNTY, NEW MEXICO

I. (BARGO ACQUISITION)
SOUTH JUSTIS UNIT:                                  WORKING INTEREST                         .14674140
(IN ACCORDANCE WITH THE                             (OIL) NET REVENUE INTEREST               .12730574
TRACT WORKING INTEREST AND TRACT                    (GAS) NET REVENUE INTEREST               .12730278
PARTICIPATION FACTORS APPLICABLE TO THE
FOLLOWING OIL AND GAS LEASES)


                               OIL AND GAS LEASES:

                LESSOR                        DATE                       DESCRIPTION OF LANDS / RIGHTS                   RECORDING
---------------------------------------- --------------- -------------------------------------------------------------- ------------
                                                         INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: T25S-R37E,
                                                         Section 24:  SE/4SW/4, 40 acres more or less Limited to the
USA BLM LC-032650-A                      7/20/1935       Justis Blinebry-Tubb-Drinkard Pool. (Unit Tract 1)             n/a
---------------------------------------- --------------- -------------------------------------------------------------- ------------
                                                         T25S-R37E, Section 24:  E/2, SE/4NW/4, NE/4SW/4, 400 acres more or less Limited to the Justis Blinebry-Tubb-Drinkard
USA BLM LC-032650-B                      4/24/1936       Pool. (Unit Tract 12)                                          n/a
---------------------------------------- --------------- -------------------------------------------------------------- ------------
                                                         INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: T25S-R37E,
                                         2/1/88          Section 23:  SW/4NE/4, 40 acres more or less Limited to the
USA BLM NMNM-7487                        renewal         Justis Blinebry-Tubb-Drinkard Pool.  (Unit Tract 26)           n/a
---------------------------------------- --------------- -------------------------------------------------------------- ------------
                                                         INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:  T26S-R37E,
                                                         Section 1:  N/2 NE/4, 80 acres more or less Limited to the
USA BLM LC-049439-B                      10/3/1938       Justis Blinebry-Tubb-Drinkard Pool.  (Unit Tract 27)           n/a
---------------------------------------- --------------- -------------------------------------------------------------- ------------
                                                         INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:  T25S-R38E,
                                                         Section 19:  W/2NW/4, 80 acres more or less Limited to the
USA BLM NM-0349956                       6/1/1947        Justis Blinebry-Tubb-Drinkard Pool.  (Unit Tract 28 & 28A)     n/a
---------------------------------------- --------------- -------------------------------------------------------------- ------------
                                                         INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: T25S-R38E,
                                                         Section 30:  W/2NW/4, 80 acres more or less Limited to the
State of New Mexico Lease B-9521         2/10/1942       Justis Blinebry-Tubb-Drinkard Pool.  (Unit Tract 32)           n/a
---------------------------------------- --------------- -------------------------------------------------------------- ------------
                                                         INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:  T25S-R38E,
                                                         Section 19:  W/2SW/4, Limited to the Justis                    VOL 108
Doyle C. Buffington et al                1/20/1953       Blinebry-Tubb-Drinkard Pool. (Unit Tract 52)                   PG 345
---------------------------------------- --------------- -------------------------------------------------------------- ------------
                                                         INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:  T25S-R38E,
                                                         Section 19:  W/2SW/4, Limited to the Justis                    VOL 108
A.C. Bray et ux                          2/12/1953       Blinebry-Tubb-Drinkard Pool. (Unit Tract 52)                   PG 341
---------------------------------------- --------------- -------------------------------------------------------------- ------------
                                                         INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:  T25S-R38E,
                                                         Section 19:  W/2SW/4, Limited to the Justis                    VOL 108
Kenneth E. Ward et ux                    2/17/1953       Blinebry-Tubb-Drinkard Pool. (Unit Tract 52)                   PG 337
---------------------------------------- --------------- -------------------------------------------------------------- ------------
                                                         INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:  T25S-R38E,
                                                         Section 19:  W/2SW/4, Limited to the Justis                    VOL 108
Clifford Mooers                          3/18/1953       Blinebry-Tubb-Drinkard Pool. (Unit Tract 52)                   PG 329
---------------------------------------- --------------- -------------------------------------------------------------- ------------
                                                         INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:  T25S-R38E,
                                                         Section 19:  W/2SW/4, Limited to the Justis                    VOL 108
Charles B. Read et ux                    4/30/1953       Blinebry-Tubb-Drinkard Pool. (Unit Tract 52)                   PG 354
---------------------------------------- --------------- -------------------------------------------------------------- ------------
                                                                                                                        VOL 174
                                                         INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS:  T25S-R38E,     PG 362 &
                                                         Section 19:  W/2SW/4, Limited to the Justis                    VOL 175
William W. Carlin et ux                  3/31/1959       Blinebry-Tubb-Drinkard Pool. (Unit Tract 52)                   PG 301
---------------------------------------- --------------- -------------------------------------------------------------- ------------

                                                       Initials   Seller /s/ MP
                                                                         ------
                                                                  Buyer  /s/ SP
                                                                         ------

                                                                     Exhibit "A"
                                                                     Page 2 of 3

II. (BASS ACQUISITION)
SOUTH JUSTIS UNIT:                              WORKING INTEREST                    .00320101
(IN ACCORDANCE WITH THE  E                      (OIL) NET REVENUE INTEREST          .0037996
TRACT WORKING INTEREST AND TRACT                (GAS) NET REVENUE INTEREST          .0037996
PARTICIPATION FACTORS APPLICABLE TO THE
FOLLOWING OIL AND GAS LEASES)


------------------------------ --------------- --------------------------------------------------------------- ------------------

                                                           T25-R37E, Section 12: W/2 and W/2 SE/4
              *                      *                (Unit Tracts 41, 42, 42A, 43, 44, 44A, 45 & 45A)                n/a
------------------------------ --------------- --------------------------------------------------------------- ------------------

*Contractual Rights obtained in: (i) that certain Assignment and Bill of Sale effective January 1, 2004 from The BASS MANAGEMENT TRUST, a Texas Trust, SID R. BASS, INC., THRU LINE INC., LEE M. BASS, INC., KEYSTONE, Inc., and CHISHOLM TRAIL VENTURES, L.P. to LEEDE OPERATING COMPANY, LLC recorded in Book 1278 at Page 860 and (ii) that certain Assignment and Bill of Sale effective January 1, 2004 from Leede Operating Company, LLC to Henry Holding LP recorded in Book 1285, at page 301 in the Lea County, New Mexico records that was created as a result of that certain Unit Agreement and Unit Operating Agreement effective September 1, 1992 between Atlantic Richfield Company, as Operator, and Sid R. Bass, Inc. et al, as Non-Operators, covering the South Justis Unit Tract Nos. 41, 42, 42A, 43, 44, 44A, 45 & 45A out of the W/2 and W/2 SE/4 Section 12,
T25S-R37E, Lea County, New Mexico.


III. (BRADSHAW ACQUISITION)
SOUTH JUSTIS UNIT:                                   WORKING INTEREST                   - 0 -
(IN ACCORDANCE WITH THE                              (OIL) NET REVENUE INTEREST         .00006092
TRACT WORKING INTEREST AND TRACT                     (GAS) NET REVENUE INTEREST         .00006092
PARTICIPATION FACTORS APPLICABLE TO
THE FOLLOWING OIL AND GAS LEASE)

------------------------------ --------------- --------------------------------------------------------------- ----------------
                                                              T25S, R38E Section 19: W/2 NW/4
       USA LC-0349956             6/1/1947                         (Unit Tracts 28, 28A)                             n/a
------------------------------ --------------- --------------------------------------------------------------- ----------------


IV. (ESTIMATED TOTAL)
SOUTH JUSTIS UNIT INTEREST:
WORKING INTEREST                                                       .14994241
(OIL) NET REVENUE INTEREST                                             .13116626
(GAS) NET REVENUE INTERST                                              .13116330


                                                       Initials   Seller /s/ MP
                                                                         ------
                                                                  Buyer  /s/ SP
                                                                         ------

                                                                     Exhibit "A"
                                                                     Page 3 of 3


                               OIL AND GAS LEASES:


                                    WIMBERLY
                         (A/K/A OLSEN -- WIMBERLEY UNIT)
                             LEA COUNTY, NEW MEXICO


J.H. WIMBERLY:    WORKING INTEREST          .2550000
                  NET REVENUE INTEREST      .2029278


               LESSOR                        DATE                 DESCRIPTION OF LANDS / RIGHTS                RECORDING
-------------------------------------- ----------------- ------------------------------------------------ ------------------------
                                                         INSOFAR AND ONLY INSOFAR AS SAID LEASE
                                                         COVERS:  SE/4NE/4 Section 23, T25S-R37E,  Less
                                                         and Except the Justis Blinebry-Tubb-Drinkard
Sam D. Wimberley et ux                    4/16/1938      Pool. (Unit Tract 50)                            VOL 35-PG 156
-------------------------------------- ----------------- ------------------------------------------------ ------------------------
Eunice Cone Gibson et vir                 12/12/1939     SAME AS ABOVE                                    VOL 41-PG 330
-------------------------------------- ----------------- ------------------------------------------------ ------------------------
Gordon M. Cone et ux                      12/12/1939     SAME AS ABOVE                                    VOL 41-PG 312
-------------------------------------- ----------------- ------------------------------------------------ ------------------------
John E. Toles et ux                       12/12/1939     SAME AS ABOVE                                    VOL 41-PG 326
-------------------------------------- ----------------- ------------------------------------------------ ------------------------
S.E. Cone et ux                           12/12/1939     SAME AS ABOVE                                    VOL 41-PG 328
-------------------------------------- ----------------- ------------------------------------------------ ------------------------
S.M. Gloyd et ux                          12/12/1939     SAME AS ABOVE                                    VOL 41-PG 314
-------------------------------------- ----------------- ------------------------------------------------ ------------------------
O.L. Nislar et ux                         12/12/1939     SAME AS ABOVE                                    VOL 41-PG 335
-------------------------------------- ----------------- ------------------------------------------------ ------------------------
Joe N. Nislar et ux                       12/12/1939     SAME AS ABOVE                                    VOL 41-PG 332
-------------------------------------- ----------------- ------------------------------------------------ ------------------------
                                                         INSOFAR AND ONLY INSOFAR AS SAID LEASE
                                                         COVERS:  SW/4NE/4 Section 23, T25S-R37E, Less
USA LC-033575                              2/7/1938      and Except the Justis Blinebry-Tubb-Drinkard
(NMNM-7487)                               (2/1/1978)     Pool                                                     n/a
-------------------------------------- ----------------- ------------------------------------------------ ------------------------

                               A.B. COATES FED COM


A.B. COATES:               WORKING INTEREST          .2500
                           NET REVENUE INTEREST      .2500

----------------------------------- --------------- -------------------------------------------- ---------------------------------
                                                      E/2, SE/4 NW/4, NE/4 SW/4 SEC 24, T25S,
        L C -- 032650 (B)             4/24/1936                        R37E                                    n/a
----------------------------------- --------------- -------------------------------------------- ---------------------------------




                               End of Exhibit "A"


                                                       Initials   Seller /s/ MP
                                                                         ------
                                                                  Buyer  /s/ SP
                                                                         ------

                                   EXHIBIT "C"

          ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE
         AGREEMENT DATED JUNE 8, 2006, BY AND BETWEEN HENRY HOLDING LP,
      REFERRED TO AS ("SELLER") AND LEGACY RESERVES OPERATING LP ("BUYER")
                                SOUTH JUSTIS UNIT
                             LEA COUNTY, NEW MEXICO


                          REGISTRATION RIGHTS AGREEMENT

                 (To be furnished by Buyer for review by Seller)





                                                       Initials   Seller /s/ MP
                                                                         ------
                                                                  Buyer  /s/ SP
                                                                         ------